SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 28, 2004

Date of Report (date of earliest event reported)

KOMAG, INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware	0-16852	94-2914864

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1710 Automation Parkway
San Jose, California 95131

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 576-2000

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events

     The Company has amended its press release that was released on January 28, 2004, and filed as an Exhibit in a Form 8-K filed on January 28, 2004. Attached as Exhibit 99 to this Current Report on Form 8-K/A is a copy of the amended Press Release.

Item 7. Financial Statements and Exhibits.

     (a)    Not applicable.

     (b)    Not applicable.

     (c)    Exhibits.

       99   Registrant’s Press Release dated January 28, 2004

Item 5. Other Events
Item 7. Financial Statements and Exhibits.
EXHIBIT INDEX
EXHIBIT 99

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Komag, Incorporated, a Delaware corporation

Dated: January 29, 2004	By:	/S/ Kathleen A. Bayless

Kathleen A. Bayless Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99	Registrant’s Press Release dated January 28, 2004.